SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 4, 1997


                         Hyde Athletic Industries, Inc.
                  -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                  -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-05083                              04-1465840
       (Commission File Number)         (I.R.S. Employer Identification No.)



                     Centennial Industrial Park
            13 Centennial Drive, Peabody, Massachusetts  01960
              (Address of Principal Executive Offices)  (Zip Code)

                                 (508) 532-9000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                  -------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective July 4, 1997, Brookfield Athletic Co., Inc. ("Brookfield"), a wholly-owned subsidiary of Hyde Athletic Industries, Inc. ("Hyde" or the "Company"), sold (the "Sale") substantially all of the assets (the "Assets") used in its business (the "Brookfield Business") to Brookfield International, Inc. (the "Buyer") pursuant to an Asset Purchase Agreement dated as of June 27, 1997 (the "Asset Purchase Agreement").

The Assets consist principally of inventory, accounts receivable and fixed assets used in the Brookfield Business. The principal products of the Brookfield Business are roller skates, roller hockey skates, in-line skates for children and young adults and protective accessories sold through mass merchants, toy and sporting goods departments and, in some cases, through free-standing sporting goods outlets.

The consideration payable pursuant to the Asset Purchase Agreement by the Buyer to Brookfield for the Assets equals the net asset value of the Assets as of July 4, 1997 (the "Closing"), as reflected in a balance sheet (the "Closing Balance Sheet") to be prepared and audited within 60 days after the Closing. The Buyer will also assume the liabilities set forth in the Closing Balance Sheet. Upon signing the Agreement on June 27, 1997, the Buyer paid $6,000,000 in cash to Brookfield. The Buyer will make an additional payment to Brookfield based on the final calculation of the purchase price after the Closing Balance Sheet has been completed. Brookfield will be required to reimburse the Buyer for any accounts receivable reflected in the Closing Balance Sheet and not collected (less reserves) within 120 days after the Closing.

Hyde has guaranteed the performance of Brookfield's obligations under the Asset Purchase Agreement (principally its indemnification obligations). In addition, Hyde agreed to certain non-competition obligations for the three year period ending June 27, 2000.

Effective as of the Closing, Hyde and the Buyer entered into a Transitional Services Agreement under which Hyde is providing certain transitional services to the Buyer in substantially the same manner and to substantially the same extent as Hyde provided such services to the Brookfield Business as of the Closing. The services will be provided for up to seven months after the Closing.

Prior to the Sale, James A. Buchanan was the President of Brookfield and a director of Hyde. As of the Closing, Mr. Buchanan became Chief Executive Officer of the Buyer, and resigned as President of Brookfield and as a director of Hyde.

The Asset Purchase Agreement and the Sale were approved by (i) the Boards of Directors of Brookfield and Hyde, and (ii) Hyde, as the sole stockholder of Brookfield.

The terms of the Asset Purchase Agreement and the Sale were determined on the basis of arm's-length negotiations between Brookfield and the Buyer.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial statements of businesses acquired:

          Not Applicable.

      (b) Pro forma financial information:

          Pro forma Balance Sheet as of April 4, 1997.
          Pro forma Statements of Income for the year ended January 3, 1997 and the thirteen weeks ended April 4, 1997.

      (c) Exhibits:

          See Exhibit Index attached hereto.



                                 EXHIBIT INDEX

Exhibit Number           Description

2.1                     Asset Purchase Agreement dated as of June 27, 1997(1)




(1) The Registrant agrees to furnish supplementally to the Commission upon its request a copy of the omitted disclosure schedules and the omitted exhibits referenced in the agreement.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HYDE ATHLETIC INDUSTRIES, INC.
                                                  (Registrant)


Date:  July 18, 1997                          /s/ Charles A. Gottesman
                                              --------------------------
                                          By:   Charles A. Gottesman
                                                Executive Vice President


Item 7 (b) Unaudited Pro Forma Financial Information

                HYDE ATHLETIC INDUSTRIES, INC. AND SUBSIDIARIES
                      PRO FORMA BALANCE SHEET (unaudited)
                                 APRIL 4, 1997

The following unaudited pro forma balance sheet deconsolidates, as of April 4, 1997, and after giving effect to the adjustments described in the accompanying notes, the assets and liabilities of Hyde Athletic Industries, Inc.'s wholly-owned subsidiary, Brookfield Athletic Co., Inc., which sold on July 4, 1997 substantially all of the assets used in its business to Brookfield International, Inc.

The pro forma balance sheet may not be indicative of the actual financial position of Hyde Athletic Industries, Inc. had the sale of these assets occurred at April 4, 1997.

The pro forma balance sheet should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended January 3, 1997 and the unaudited consolidated financial statements of the Company on Form 10-Q as filed with the Securities and Exchange Commission for the thirteen weeks ended April 4, 1997.

                                                                April 4, 1997
                                     ----------------------------------------------------------------------

                                      Consolidated      Brookfield
                                         Actual          Athletic         Adjustments            Unaudited
                                       Unaudited        Co., Inc.           (Note B)             Pro Forma
                                        --------         --------           --------             ----------
Assets:
  Current assets:
    Cash and cash equivalents        $    2,242,024    $           0    $    3,810,644  (1)   $    6,052,668
    Marketable securities                   236,128                0                 0               236,128
    Accounts receivable                  28,518,220        3,657,404                 0            24,860,816
    Inventories                          26,652,857        3,482,555                 0            23,170,302
    Prepaid expenses and other
       current assets                     3,588,346          501,993                 0             3,086,353
                                     --------------    -------------    --------------        --------------

    Total current assets                 61,237,575        7,641,952         3,810,644            57,406,267
                                     --------------    -------------    --------------        --------------

  Intercompany with Hyde
    Athletic Industries, Inc.                     0       (7,959,179)       (7,959,179)  (1)               0
                                     --------------    --------------   ---------------       --------------

  Property, plant and equipment,
    net of accumulated deprecia-
    tion and amortization                 9,176,137          190,054                 0             8,986,083
                                     --------------    -------------    --------------        --------------

  Other assets                            4,446,016           62,500                 0             4,383,516
                                     --------------    -------------    --------------        --------------

  Total assets                       $   74,859,728    ($     64,673)   ($   4,148,535)       $   70,775,866
                                     ==============     =============    ==============       ==============

                                          HYDE ATHLETIC INDUSTRIES, INC. AND SUBSIDIARIES
                                                PRO FORMA BALANCE SHEET (UNAUDITED)
                                                           APRIL 4, 1997

                                                                    April 4, 1997
                                      --------------------------------------------------------------------------

                                        Consolidated        Brookfield
                                           Actual            Athletic      Adjustments              Unaudited
                                         Unaudited          Co., Inc.        (Note B)               Pro Forma
                                          --------           --------        --------               ----------
Liabilities and Stockholders' Equity:

  Current liabilities
    Notes payable                     $     8,031,421    $           0    ($    4,148,535) (1)   $     3,882,886
    Current portion of long-
       term debt and capital
       lease obligations                    4,032,732           18,204                  0              4,014,528
    Accounts payable                        4,074,632          134,391                  0              3,940,241
    Accrued expenses                        2,810,534         (217,268)           248,000  (2)         3,275,802
                                      ---------------    --------------   ---------------        ---------------

  Total current liabilities                18,949,319          (64,673)        (3,900,535)            15,113,457
                                      ---------------    --------------   ----------------       ---------------

Long-term debt                              3,168,034                0                  0              3,168,034
                                      ---------------    -------------    ---------------        ---------------

Deferred income taxes                       1,902,926                0                  0              1,902,926
                                      ---------------    -------------    ---------------        ---------------

Minority interest in
  consolidated subsidiaries                   490,276                0                  0                490,276
                                      ---------------    -------------    ---------------        ---------------

Stockholders' Equity
  Common stock, $.333 par                   2,145,095                0                  0              2,145,095
  Additional paid-in capital               15,581,353                0                  0             15,581,353
  Retained earnings                        33,988,158                0           (248,000) (2)        33,740,158
  Accumulated translation                    (256,799)               0                  0               (256,799)
                                      ----------------   -------------    ---------------        ----------------
                                           51,457,807                0           (248,000)            51,209,807

Less:
  Common stock held in
    treasury, at cost                      (1,053,790)               0                  0             (1,053,790)
  Unearned compensation                       (54,844)               0                  0                (54,844)
                                      ----------------   -------------    ---------------        ----------------

Total stockholders' equity                 50,349,173                0           (248,000)            50,101,173
                                      ---------------    -------------    ----------------       ---------------

Total liabilities and stock-
  holders' equity                     $    74,859,728    ($     64,673)   ($    4,148,535)       $    70,775,866
                                      ===============     =============    ===============       ===============

                                                       See accompanying notes



                HYDE ATHLETIC INDUSTRIES, INC. AND SUBSIDIARIES
                   PRO FORMA STATEMENT OF INCOME (unaudited)
                       FOR THE YEAR ENDED JANUARY 3, 1997

The following unaudited pro forma statement of income deconsolidates, for the year ended January 3, 1997, and after giving effect to the pro forma adjustments described in the accompanying notes, the results of operations of Hyde Athletic Industries, Inc.' s wholly-owned subsidiary, Brookfield Athletic Co., Inc., which sold on July 4, 1997 substantially all of the assets used in its business to Brookfield International, Inc.

The pro forma statement of income may not be indicative of the results of operations which actually would have occurred if the sale of these assets occurred at January 5, 1996 or which may occur in the future.

The pro forma income statement should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended January 3, 1997 and the unaudited consolidated financial statements of the Company on Form 10-Q as filed with the Securities and Exchange Commission for the thirteen weeks ended April 4, 1997.

                                                          Year Ended January 3, 1997
                                     ----------------------------------------------------------------------

                                       Consolidated      Brookfield
                                          Actual          Athletic       Adjustments            Unaudited
                                        Unaudited        Co., Inc.         (Note C)             Pro Forma
                                         ---------        --------         --------             ---------
Net sales                            $ 110,809,169     $  19,468,220    $           0         $  91,340,949
Other income (expense)                   1,075,665            98,869                0               976,796
                                     -------------     -------------    -------------         -------------
Total revenue                          111,884,834        19,567,089                0            92,317,745
                                     -------------     -------------    -------------         -------------

Costs and expenses
  Cost of sales                         77,449,171        15,758,204                0            61,690,967
  Selling expenses                      17,641,007         1,576,347                0            16,064,660
  General and administrative
    expenses                            13,613,363         1,836,065          784,380   (3)      12,561,678
  Interest expense                         951,737           148,897          143,312   (4)         946,152
                                     -------------     -------------    -------------         -------------
    Total costs and expenses           109,655,278        19,319,513          927,692            91,263,457
                                     -------------     -------------    -------------         -------------

Income before income taxes
  and minority interest                  2,229,556           247,576         (927,692)            1,054,288

Provision (benefit) for income
  taxes                                    427,468           102,692         (384,797)  (5)         (60,021)

Minority interest in income of
  consolidated subsidiaries                307,998                 0                0               307,998
                                     -------------     -------------    -------------         -------------

Net income                           $   1,494,090     $     144,884    ($    542,895)        $     806,311
                                     =============     =============    ==============        =============

Per share amounts:
  Net income                         $        0.24     $        0.02    ($       0.09)        $        0.13
                                     =============     =============    ==============        =============

Weighted average common shares
  and equivalents outstanding            6,251,889         6,251,889        6,251,889             6,251,889
                                     =============     =============    =============         =============

                                                       See accompanying notes


                HYDE ATHLETIC INDUSTRIES, INC. AND SUBSIDIARIES
                   PRO FORMA STATEMENT OF INCOME (unaudited)
                        FOR THE YEAR ENDED APRIL 4, 1997

The following unaudited pro forma statement of income deconsolidates, for the thirteen weeks ended April 4, 1997, and after giving effect to the pro forma adjustments described in the accompanying notes, the results of operations of Hyde Athletic Industries, Inc.' s wholly-owned subsidiary, Brookfield Athletic Co., Inc., which sold on July 4, 1997 substantially all of the assets used in its business to Brookfield International, Inc.

The pro forma statement of income may not be indicative of the results of operations which actually would have occurred if the sale of these assets occurred at January 3, 1997 or which may occur in the future.

The pro forma income statement should be read in conjunction with audited consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended January 3, 1997 and the unaudited consolidated financial statements of the Company on Form 10-Q as filed with the Securities and Exchange Commission for the thirteen weeks ended April 4, 1997.

                                                      Thirteen Weeks Ended April 4, 1997
                                     ----------------------------------------------------------------------

                                       Consolidated      Brookfield
                                          Actual          Athletic       Adjustments            Unaudited
                                        Unaudited        Co., Inc.         (Note C)             Pro Forma
                                         ---------        --------         --------             ---------
Net sales                            $  27,198,879     $   1,981,755    $           0         $  25,217,124
Other income (expense)                    (146,855)            4,277                0              (151,132)
                                     --------------    -------------    -------------         --------------
Total revenue                           27,052,024         1,986,032                0            25,065,992
                                     -------------     -------------    -------------         -------------

Costs and expenses
  Cost of sales                         18,315,718         1,683,254                0            16,632,464
  Selling expenses                       4,253,584           289,593                0             3,963,991
  General and administrative
    expenses                             3,692,794           458,944          167,301   (3)       3,401,151
  Interest expense                         280,210            31,110          (31,672)  (4)         217,428
                                     -------------     -------------    --------------        -------------
    Total costs and expenses            26,542,306         2,462,901          135,629            24,215,034
                                     -------------     -------------    -------------         -------------

Income before income taxes
  and minority interest                    509,718          (476,869)        (135,629)              850,958

Provision (benefit) for income
  taxes                                    191,974          (190,244)         (54,108)  (5)         328,110

Minority interest in income of
  consolidated subsidiaries                 34,543                 0                0                34,543
                                     -------------     -------------    -------------         -------------

Net income                           $     283,201     ($    286,625)   ($     81,521)        $     488,305
                                     =============      =============   ==============        =============

Per share amounts:
  Net income                         $        0.05     ($       0.05)   ($       0.01)        $        0.08
                                     =============      =============   ==============        =============

Weighted average common shares
  and equivalents outstanding            6,269,846         6,269,846        6,269,846             6,269,846
                                     =============     =============    =============         =============

                                                       See accompanying notes


                HYDE ATHLETIC INDUSTRIES, INC. AND SUBSIDIARIES

                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


Note A:Summary of Significant Accounting Policies

       Basis of Presentation

       Effective July 4, 1997, Brookfield Athletic Co., Inc. ("Brookfield"), a wholly-owned subsidiary of the Company, sold substantially all of the assets used in its business to Brookfield International Inc. ("Buyer") as more fully described in Item 2 of this Form 8-K. The consideration payable equals the asset value of the acquired assets as of July 4, 1997, as reflected in the Closing Balance Sheet to be prepared and audited within 60 days after July 4, 1997, reduced by certain liabilities set forth in the Closing Balance Sheet, which are being assumed by Brookfield International, Inc.

       In the normal course of business, Hyde has allocated to Brookfield various expenses incurred for corporate services, overhead and interest expense. The amounts included in the corporate services and overhead allocations consist of officer and corporate salaries, depreciation and amortization, legal and professional fees and general and administrative expenses. These costs have been allocated on the basis of varying factors, which take into consideration total revenues, the number of employees and working capital requirements.

       The pro forma statement of income for the year ended January 3, 1997 includes the audited consolidated statement of income of Hyde Athletic Industries, Inc. The pro forma balance sheet and statement of income for the thirteen weeks ended April 4, 1997 includes the unaudited consolidated financial statements of Hyde Athletic Industries, Inc.



Note B:Adjustments to Balance Sheet

       The balance sheet as of April 4, 1997, gives effect to the following pro forma adjustments:

       (1)    Reflects the estimated cash proceeds from the sale of
       substantially   all of the assets used in the business of Brookfield
       Athletic Co., Inc. as follows:

              Addition to cash and cash equivalents          $3,810,644
              Reduction in short-term borrowings under
               the Company's credit facility                  4,148,535
                                                             ----------
                                                             $7,959,179
                                                             ==========


       (2) Records estimated costs related to the transaction, net of tax benefits.



                HYDE ATHLETIC INDUSTRIES, INC. AND SUBSIDIARIES

                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Note C:Adjustments to Statements of Income

       The statements of income for the year ended January 3, 1997 for the thirteen weeks ended April 4, 1997 give effect to the following pro forma adjustments:

                                                                     Thirteen
                                                          Year        Weeks
                                                         Ended        Ended
                                                       January 3,    April 4,
                                                          1997         1997
                                                          ----         ----


       (3)    Reflects overhead expenses allocated to
               Brookfield which are expected to have
               a continuing impact on the Company       $ 784,380   $ 167,301
                                                        =========   =========


       (4)    Reflects adjustments to interest expense:

               Reflects interest expense allocated to
                 Brookfield which is expected to have
                 a continuing impact on the Company     $ 148,239   $  30,875

               Adjusts interest expense to reflect
                 reduction in short-term borrowings
                 under the Company's credit facility    ($  4,927)  ($ 62,547)
                                                        ----------  ----------

               Total                                    $ 143,312   ($ 31,672)
                                                        =========   ==========


       (5) Adjusts income tax expense to reflect the tax effect of the transactions discussed above affecting the statement of operations, using a tax rate of 41.5% and 39.9% for the year ended January 3, 1997 and the thirteen weeks ended April 4, 1997, respectively.